Exhibit 99.1

SumTotal FAQ

March 9, 2005

SumTotal Systems announces delay in filing of Annual

Report on Form 10-K

OVERVIEW

Q: What is being announced?

A: SumTotal Systems announced on March 8, 2005 that the Company will delay filing its Annual Report on Form 10-K with the SEC. The Company has not completed Management’s assessment of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules.

Q: What is Sarbanes Oxley and in particular, what is Section 404?

A: The Sarbanes-Oxley Act of 2002 was passed by U.S. Congress to protect investors from the possibility of fraudulent accounting activities by corporations. The legislation introduced major changes to the regulation of financial practice and corporate governance. Named after Senator Paul Sarbanes and Representative Michael Oxley, who were its main architects, it also set a number of deadlines for compliance.

The Sarbanes-Oxley Act is arranged into eleven titles. As far as compliance is concerned, the most important sections within these are often considered to be 302, 401, 404, 409, 802 and 906.

Section 404, in particular, requires management, along with their registered accounting firm, to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

There are four distinct phases to Section 404 of the Sarbanes-Oxley Act:

Phase 1: Companies must take an inventory of internal controls and assess whether those controls are sufficient or deficient

Phase 2: Companies must document how those particular controls have been assessed and what, if any policies and procedures will be used to remedy any control deficiencies.

Phase 3: Companies must test those controls to ensure that any remedies put in place to correct those controls work as intended.

Phase 4: Management must document the prior three phases of activities into a formal report, called Management’s assessment of internal controls. The Company’s external auditors then audit the report and supporting documentation and provide an opinion on Management’s conclusion and also on its assessment process.

Once a company has completed all four phases and is certified as having done such, the company is considered to be Sarbanes-Oxley, Section 404 compliant.

Q: Why are we delayed?

A: We are delayed because Management has determined that it is unable to render an assessment on its internal control over financial reporting and therefore has decided to expand the scope of its internal control review, improve its existing documentation and conduct additional testing. This process will require the Company to delay the filing of its Form 10-K.

Sarbanes Oxley is relatively new to all public companies and with it comes an enormous amount of documentation and paperwork, of almost equal measure regardless of the size of the company. Being relatively small, SumTotal has more processes and procedures to document and test than time and resources allowed. In addition, having just recently completed the merger of Docent and Click2learn on March 18, 2004, SumTotal Systems was unable to begin the process of certifying its compliance in earnest until late in the second quarter of 2004 as opposed to the more typical start in the first quarter.

Q: What does being delayed mean for our business?

A: It is important to note that Management believes that the financial results reported by the Company on February 2, 2005 for the quarter and year ended December 31, 2004 fairly present in all material respects the financial condition and results of operations of the Company as of December 31, 2004.

In the short term, some employees in our finance, IT and legal groups will be asked to focus significant amounts of their time on helping to ensure SumTotal gains compliance with Section 404. This delay should not inhibit SumTotal from proceeding with its business as usual. Operationally, there should be no impact to our customers, prospects, and partners. However, until SumTotal successfully completes all four phases, SEC rules prohibit the company from filing its 2004 Annual Report (10-K) or 2005 quarterly reports (10-Qs). SumTotal will be able to continue reporting news of its operating and financial results as normal.

Q: Has the Company identified any material weaknesses at this point?

A: As of the date of this FAQ, Management has identified the following material weaknesses in its internal controls:

•	Lack of segregation of duties related to wire transfers and cash disbursements in the U.S and several remote locations: and

•	Failure to review investments to ensure accurate classification on the Company’s balance sheet.

The Company believes it has since remediated these identified weaknesses. The Company may conclude that it has additional material weaknesses in its internal control over financial reporting as it continues its documentation, testing and assessment process.

Q: Why is this being announced at this time?

A: By law, all publicly traded companies must file their annual report within 90 days of the close of their prior fiscal year, and all accelerated filers within 75 days of the close of their prior fiscal year. As an accelerated filer, SumTotal had planned to file its Annual Report on or before March 16, 2005. When SumTotal became aware that it was not going to be able to complete its 404 attestation and therefore not be able to timely file its Form 10-K, Management issued a press release and filed a Form 8-K announcing this fact.

Q: What are the consequences of being out of Compliance with Sarbanes-Oxley, Section 404?

A: We are legally required to file audited financial statements. Until the financial statements are on file, it will impact our ability to raise capital and use certain registration statements. If our delay lasts beyond April, which it likely will, you will see an “E” appended to our ticker which highlights our status as a late filer, and we will be out of compliance with one of NASDAQ’s listing requirements.

Q: What action is SumTotal taking to ensure it is compliant with Sarbanes-Oxley, Section 404?

A: The Company is working diligently to help ensure that it will be able to file its Form 10-K as soon as possible. We have engaged additional internal and external resources in order to assist us in improving our existing documentation and conduct additional testing so that Management and our external auditors will be able to make their respective attestations and so that our external auditors will be able to deliver their opinion on our financial statements.

Q: When do you expect SumTotal to be Section 404 compliant and in turn able to file its Annual Report for 2004?

A: Given the amount of process involved and the fact that this is a new regulation, we cannot predict when SumTotal will have completed the work necessary for Section 404 compliance. That said, this is a very high priority for the company and all necessary resources and attention are being applied to this effort.

Q: How rare or common is it for a Company to be out of compliance with Section 404 of the Sarbanes-Oxley Act?

A: 2004 is the first year in which all accelerated filers must certify that they are in compliance with the Act and thus there is little history on how rare or common it is for a company to delay its 10-K filing because of Section 404 of the Sarbanes-Oxley Act.

This regulation is still a ‘work-in-process’. Several modifications have been made to the law since its passage in 2002. For example, just last week, the SEC extended the deadline for one year for foreign private issuers and firms with market capitalizations less than $75M.

This is the new environment in which public companies, large and small, must operate. SumTotal is no exception.

Q: Is there any other documentation I should review?

A: Yes. In conjunction with this FAQ, please read the press release issued by the Company on March 8, 2005, including the Safe Harbor, which is incorporated by reference into this FAQ.

Q: If I have additional questions, to whom do I address them?

A: If you are interested in learning more about the Sarbanes-Oxley Act visit www.sec.gov/spotlight/sarbanes-oxley.htm. If you have particular questions regarding SumTotal’s progress towards compliance please contact Neil Laird, Chief Financial Officer, SumTotal Systems at 650.934..9500 or ‘nlaird@sumtotalsystems.com’. If you have particular questions regarding the legal ramifications of a delayed 10-K filing, please contact Erika Rottenberg, General Counsel, SumTotal Systems at 650 934 9500 or ‘erottenberg@sumtotalsystems.com’.